UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2010

AMERICAN EXPRESS CREDIT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6908	11-1988350
(State or other jurisdiction of incorporation or	(Commission File Number)	(IRS Employer Identification No.)
organization)

World Financial Center,		12085
200 Vesey Street		(Zip Code)
New York, NY
(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 572-4944

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

An amended form of Medium-Term Note-Master Note, relating to the offer and sale from time to time of an unlimited principal amount of InterNotes® due nine months or more from the date of issue (the “InterNotes® ”) pursuant to Credco’s Registration Statement on Form S-3ASR (File No. 333-160018) (the “S-3ASR”), is filed as Exhibit 4 hereto and is incorporated by reference herein and in the S-3ASR.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits

	4.	Form of Medium-Term Note-Master Note relating to the Registrant’s InterNotes® program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS CREDIT CORPORATION
(REGISTRANT)

By:	/s/ David L. Yowan

Name:	David L. Yowan
Title:	Chief Executive Officer

DATE: April 23, 2010